Exhibit 10.2

FORM OF AMENDMENT

[TENTH] AMENDMENT TO THE

AMENDED AND RESTATED

LIMITED PARTNERSHIP AGREEMENT OF

THE MACERICH PARTNERSHIP, L.P.

THIS [TENTH] AMENDMENT (the “Amendment”) TO THE AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT DATED AS OF MARCH 16, 1994, AMENDED AS OF AUGUST 14, 1995, FURTHER AMENDED AS OF JUNE 27, 1997, FURTHER AMENDED AS OF NOVEMBER 16, 1997, FURTHER AMENDED AS OF FEBRUARY 25, 1998, FURTHER AMENDED AS OF FEBRUARY 26, 1998, FURTHER AMENDED AS OF JUNE 17, 1998, FURTHER AMENDED AS OF DECEMBER 23, 1998, FURTHER AMENDED AS OF NOVEMBER 9, 2000, AND FURTHER AMENDED AS OF JULY 26, 2002 (the “Agreement”) OF THE MACERICH PARTNERSHIP, L.P. (the “Partnership”) is dated effective as of                           .

RECITALS

WHEREAS, MACP LP, a subsidiary of the Partnership, has merged with and into Wilmorite Holdings, L.P. (“WHLP”), a Delaware partnership (the “Partnership Merger”) effective as of                     ;

WHEREAS, simultaneously with the consummation of the Partnership Merger, the agreement of limited partnership of WHLP was amended and restated (the “2005 Amended and Restated WHLP Agreement”);

WHEREAS, pursuant to Section 8.10 of the 2005 Amended and Restated WHLP Agreement, the Partnership has the right to cause each limited partner of WHLP (each, a “WHLP Partner”) to exchange his, her or its partnership units in WHLP for interests in the Partnership (the “Partnership Call”), and certain WHLP Partners have the right to exchange part or all of their partnership units in WHLP for interests in the Partnership (the “WHLP Partner Put Right”);

WHEREAS, the Partnership Call and/or the WHLP Partner Put Right has been exercised (each such date of exercise being a “WHLP Contribution Date”);

WHEREAS, the Partnership has agreed to issue to one or more of the WHLP Partners, (1) in exchange for all or a portion of their common units in WHLP (the “WHLP Common Units”), Common Units; (2) in exchange for all or a portion of their nonparticipating Class A Preferred Units in WHLP (the “WHLP Nonparticipating CPUs”), special partnership units of the Partnership (the “Series N Preferred Units”) having the terms and subject to the conditions set forth herein; and (3) in exchange for all or a portion of their participating Class A Preferred Units in WHLP (the “WHLP Participating CPUs”), special partnership units of the Partnership (the “Series P Preferred Units”) having the terms and subject to the conditions set forth herein;

WHEREAS, the Series N Preferred Units shall have the terms set forth in Exhibit B to this Amendment and the redemption rights set forth in Exhibits D and F to this Amendment;

WHEREAS, the Series P Preferred Units shall have the terms set forth in Exhibit C to this Amendment and the redemption rights set forth in Exhibit E to this Amendment;

WHEREAS, Section 3.3(a)(i) of the Agreement authorizes the General Partner to cause the Partnership to issue additional interests in the Partnership in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to those of the Limited Partners, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any of the Limited Partners;

WHEREAS, Section 12.1(b)(iii) of the Agreement provides that the General Partner has the power, without the consent of the Limited Partners of the Partnership, to amend the Agreement as may be required to facilitate or implement setting forth the designations, rights, powers, duties, and preferences of the holders of any additional interests in the Partnership issued pursuant to Section 3.3;

WHEREAS, the General Partner has made the determination pursuant to Section 12.1(b)(iii) of the Agreement that consent of the Limited Partners of the Partnership is not required with respect to the matters set forth in this Amendment; and

WHEREAS, all things necessary to make this Amendment a valid agreement of the Partnership have been done;

NOW, THEREFORE, pursuant to the authority granted to the General Partner under the Agreement, the Agreement is hereby amended as follows:

1.                                       Amendments.

(a)                                  In exchange for the contribution of WHLP Common Units, the Partnership hereby issues to each new Limited Partner identified under the heading “Common Units” on Exhibit A to this Amendment the number of Common Units set forth opposite such new Limited Partner’s name.  Each new Limited Partner is hereby admitted as a Limited Partner in respect of such Common Units, and each such new Limited Partner agrees to be bound by the provisions of this Agreement, as amended from time to time.  Without limitation of the foregoing, each such new Limited Partner is deemed to have made all of the representations, warranties, acknowledgements, waivers and agreements set forth in Sections 10.6, 11.1 and 13.11 of the Agreement. The Capital Contribution made by each such new Limited Partner shall be deemed to be the fair market value of the contributed WHLP Common Units, which shall be the Cash Amount (as such term is defined in the 2005 Amended and Restated WHLP Agreement) that would have been payable if the common units were redeemed pursuant to Section 8.6 of the 2005 Amended and Restated WHLP Agreement as of the date of such redemption.

(b)                                 Section 2.2 of the Agreement is hereby amended by inserting the following new Sections 2.2(f) and 2.2(g) to read as follows:

(f)                                    Series N Preferred Units.  In exchange for the contribution of the WHLP Nonparticipating CPUs, the Partnership hereby issues to each new Limited Partner identified under the heading “Series N Preferred Units” on Exhibit A to this Amendment the number of Series N Preferred Units set forth opposite such new Limited Partner’s name.  Each new Limited Partner is hereby admitted as a Limited Partner in respect of such Series N Preferred Units, and each such new Limited Partner agrees to be bound by the provisions of this Agreement, as amended from time to time.  Without limitation of the foregoing, each such new Limited Partner is deemed to have made all of the representations, warranties, acknowledgements, waivers and agreements set forth in Sections 10.6, 11.1 and 13.11 of the Agreement.  The Capital Contribution made by each such new Limited Partner shall be deemed to be the fair market value of the contributed WHLP Nonparticipating CPUs, which shall be reasonably determined in good faith by the General Partner.  Series N Preferred Units shall have the rights, powers and duties set forth in Exhibit B to this Amendment.

(g)                                 Series P Preferred Units.  In exchange for the contribution of the WHLP Participating CPUs, the Partnership hereby issues to each new Limited Partner identified under the heading “Series P Preferred Units” on Exhibit A to this Amendment the number of Series P Preferred Units set forth opposite such new Limited Partner’s name.  Each new Limited Partner is hereby admitted as a Limited Partner in respect of such Series P Preferred Units, and each such new Limited Partner agrees to be bound by the provisions of this Agreement, as amended from time to time.  Without limitation of the foregoing, each such new Limited Partner is deemed to have made all of the representations, warranties, acknowledgements, waivers and agreements set forth in Sections 10.6, 11.1 and 13.11 of the Agreement.  The Capital Contribution made by each such new Limited Partner shall be deemed to be the fair market value of the contributed WHLP Participating CPUs, which shall be reasonably determined in good faith by the General Partner.  Series P Preferred Units shall have the rights, powers and duties set forth in Exhibit C to this Amendment.

(c)                                  Section 4.1 of the Agreement is hereby amended to read as follows:

4.1  Distribution of Net Cash Flow.  The General Partner shall cause the Partnership to distribute all or a portion of Net Cash Flow to the Partners from time to time as determined by the General Partner, but in any event not less frequently than quarterly, in such amounts as the General Partner shall determine.  Notwithstanding the foregoing, the General Partner shall use its reasonable efforts to cause the Partnership to distribute sufficient amounts to enable the General Partner to pay shareholder dividends that will (a) satisfy the requirements for qualifying as a REIT under the Code and Regulations (“REIT Requirements”), and (b) avoid any federal income or excise tax liability of the General Partner.  All amounts withheld pursuant to the Code or a provision of any state or local tax law with respect to any allocation, payment or distribution to the General Partner or any Limited Partner shall be treated as amounts distributed to such Partner.  Upon the receipt by the General Partner of each Exercise Notice, Series D Exercise Notice, Series N Exercise Notice, Series P Exercise Notice, or Special Exercise Notice pursuant to which one or more Redemption Partners, Series D Redemption Partners, Series N Redemption Partners, or Series P Redemption Partners exercise Redemption Rights in accordance with the provisions of Article IX and the Redemption Rights Exhibit, the Series D Redemption Rights Exhibit, the Series N Redemption Rights Exhibit, the Series P Redemption Rights Exhibit, or Special Redemption Rights in

accordance with the provisions of Article IX and the Special Redemption Rights Exhibit, the General Partner shall, unless the General Partner has elected to issue only Shares to such Redemption Partners in respect of the Purchase Price of the Offered Interests, Series D Preferred Shares to such Series D Redemption Partners in respect of the Series D Purchase Price of the Series D Offered Interests, Shares to such Series N Redemption Partners in respect of (x) the Series N Purchase Price of the Series N Offered Interests or (y) the Special Purchase Price of the Special Offered Interests, or Shares to such Series P Redemption Partners in respect of the Series P Purchase Price of the Series P Offered Interests, cause the Partnership to distribute to the Partners, pro rata in accordance with their respective distribution rights as of the date of delivery of such Exercise Notice, Series D Exercise Notice, Series N Exercise Notice, Series P Exercise Notice, or Special Exercise Notice, all (or such lesser portion as the General Partner shall reasonably determine to be prudent under the circumstances) of Net Cash Flow, which distribution shall be made prior to the closing of the redemption or purchase and sale of the Offered Interests, Series D Offered Interests, Series N Offered Interests, Series P Offered Interests, or Special Offered Interests specified in such Exercise Notice, Series D Exercise Notice, Series N Exercise Notice, Series P Exercise Notice, or Special Exercise Notice.  Subject to any restrictions or limitations imposed by any provisions of any agreement with respect to indebtedness or Section 17-607 of the Act, distributions shall be made in accordance with the following order of priority:

(a)                                  First, to the General Partner, with respect to the Series A Preferred Units and Series B Preferred Units, and to the holders of the Series D Preferred Units, the Series N Preferred Units, and the Series P Preferred Units, pro rata, in an amount equal to the cumulative and unpaid Series A Preferred Return on such Series A Preferred Units, the cumulative and unpaid Series B Preferred Return on such Series B Preferred Units, the cumulative and unpaid Series D Preferred Return on such Series D Preferred Units, the cumulative and unpaid Series N Preferred Return on such Series N Preferred Units, and the cumulative and unpaid Series P Preferred Return on such Series P Preferred Units in such a way as to allow the General Partner to pay cumulative preferential dividends and any additional amounts required on the Series A Preferred Shares, the Series B Preferred Shares, the Series D Preferred Units, any outstanding Series D Preferred Shares, the Series N Preferred Units, and the Series P Preferred Units, respectively, payable to the holders thereof; and

(b)                                 Then, to the Partners holding Common Units, pro rata in accordance with such Partners’ then Percentage Interests.

(d)                                 Subsections (a), (b) and (c) of Section 9.1 of the Agreement are hereby amended to read as follows:

(a)                                  The Partnership does hereby grant to each Redemption Partner and each Redemption Partner does hereby accept the rights (“Redemption Rights”), but without obligation to the Redemption Partner, to require the Partnership to redeem from time to time part or all of its Partnership Interest for the Purchase Price set forth in the Redemption Rights Exhibit or, in the case of Series D Preferred Units, for the Series D Purchase Price set forth in the Series D Redemption Rights Exhibit; in the case of Series

N Preferred Units, for the Series N Purchase Price set forth in the Series N Redemption Rights Exhibit; or in the case of Series P Preferred Units, for the Series P Purchase Price set forth in the Series P Redemption Rights Exhibit.

(b)                                 Notwithstanding the provisions of Section 9.1(a), the General Partner may, in its sole and absolute discretion, assume directly the obligation with respect to and satisfy the Redemption Partner’s exercise of a Redemption Right by paying to the Redemption Partner, at the General Partner’s election, either the Cash Purchase Price or the Share Purchase Price; the Series D Cash Purchase Price or the Series D Share Purchase Price; the Series N Cash Purchase Price or the Series N Share Purchase Price; or the Series P Cash Purchase Price or the Series P Share Purchase Price, as applicable; provided, however, that notwithstanding the foregoing the General Partner may not elect to pay the Share Purchase Price, the Series D Share Purchase Price, the Series N Share Purchase Price, or the Series P Share Purchase Price in respect of a Redemption Right to the extent that the issuance of Shares or Series D Preferred Shares would cause a violation of the REIT Requirements.  If the General Partner assumes such obligations with respect to an exercise of a Redemption Right, then the Partnership shall have no obligation to pay any amount to the Redemption Partner with respect to such Redemption Partner’s exercise of the Redemption Right, and any Partnership Units redeemed shall be owned by the General Partner for all purposes.

(c)                                  Such Redemption Rights shall be exercisable, in whole or in part, at any time or from time to time, on the terms and subject to the conditions and restrictions contained in the Redemption Rights Exhibit, the Series D Redemption Rights Exhibit, the Series N Redemption Rights Exhibit, or the Series P Redemption Rights Exhibit, as applicable, upon delivery to the General Partner of an Exercise Notice in the form of Schedule 1 attached to the Redemption Rights Exhibit, a Series D Exercise Notice in the form of Schedule 1 attached to the Series D Redemption Rights Exhibit, a Series N Exercise Notice in the form of Schedule 1 attached to the Series N Redemption Rights Exhibit, or a Series P Exercise Notice in the form of Schedule 1 attached to the Series P Redemption Rights Exhibit, which notice shall specify the portion of the Redemption Partner’s Partnership Interest to be redeemed.  Once delivered, any such Exercise Notice, Series D Exercise Notice, Series N Exercise Notice, or Series P Exercise Notice shall be irrevocable, subject to payment of the applicable Purchase Price, Series D Purchase Price, Series N Purchase Price, or Series P Purchase Price in respect of such Partnership Interest in accordance with the terms hereof.

(e)                                  Subsections (f), (g) and (h) are hereby added to Section 9.1 of the Agreement to read as follows:

(f)                                    The Partnership does hereby grant to each holder of Series N Preferred Units (other than (i) the general partner of WHLP, (ii) the Company, (iii) any Affiliates of (i) or (ii), and (iv) any Parent Transferee (as such term is defined in the 2005 Amended and Restated WHLP Agreement) (each, a “Special Redemption Partner”) and each Special Redemption Partner does hereby accept the rights (“Special Redemption Rights”), but without obligation to the Special Redemption Partner, to require the Partnership to redeem from time to time part or all of its Series N Preferred Units for the

Special Cash Purchase Price or the Special Unit Purchase Price, at the Partnership’s election, set forth in the Special Redemption Rights Exhibit and subject to the limitations specified therein.

(g)                                 Notwithstanding the provisions of Section 9.1(f), the General Partner may, in its sole and absolute discretion, assume directly the obligation with respect to and satisfy the Special Redemption Partner’s exercise of a Special Redemption Right by paying to the Special Redemption Partner, at the General Partner’s sole election, either the Special Cash Purchase Price or the Special Share Purchase Price; provided, however, that notwithstanding the foregoing the General Partner may not elect to pay the Special Share Purchase Price in respect of a Special Redemption Right to the extent that the issuance of Shares would cause a violation of the ownership limitations in the General Partner’s Organizational Documents or cause the General Partner to no longer be in compliance with the REIT Requirements.  If the General Partner assumes such obligations with respect to an exercise of a Special Redemption Right, then the Partnership shall have no obligation to pay any amount to the Special Redemption Partner with respect to such Special Redemption Partner’s exercise of the Special Redemption Right, and any Partnership Units redeemed shall be owned by the General Partner for all purposes.

(h)                                 Such Special Redemption Rights shall be exercisable, in whole or in part, at any time or from time to time, on the terms and subject to the conditions and restrictions contained in the Special Redemption Rights Exhibit upon delivery to the General Partner of a Special Exercise Notice in the form of Schedule 1 attached to the Special Redemption Rights Exhibit, which notice shall specify the portion of the Special Redemption Partner’s Series N Preferred Units to be redeemed.  Once delivered, any such Special Exercise Notice shall be irrevocable, subject to payment of the applicable Special Purchase Price in respect of such Series N Preferred Units in accordance with the terms hereof.

(f)                                    Section 9.3 of the Agreement is hereby added to read as follows:

9.3  Forced Conversion Right.  During the Conversion Window, the Partnership shall have the right (the “Series N Forced Conversion”) to require holders of the Series N Preferred Units to convert on thirty (30) days notice, all but not less than all, of the Series N Preferred Units held by each such holder for that number of Common Units that, as of the last Business Day before such notice is issued, would be redeemable under Article IX hereof for cash equal to $82.3548 (as adjusted in accordance with the principles of Section 8.9.G of the 2005 Amended and Restated WHLP Agreement) per Series N Preferred Unit to be converted by such holder.  It is understood and agreed that the exercise and implementation of the Series N Forced Conversion will be structured, to the extent possible, to avoid triggering the recognition of taxable gain.

The notice to be provided by the Partnership in order to exercise the Series N Forced Conversion shall be in writing in the form attached hereto as Exhibit G and shall specify (a) the effective date of the Series N Forced Conversion, (b) the number of Common Units into which each Series N Preferred Unit will be converted into pursuant to the

Series N Forced Conversion, (c) the number of Common Units into which each Series N Preferred Unit would convert pursuant to the conversion right in Section 7 of the Series N Redemption Rights Exhibit, and (d) a statement that the holders of Series N Preferred Units may, in lieu of having such Units converted pursuant to the Series N Forced Conversion, exercise their rights to convert such Units pursuant to Section 7 of the Series N Redemption Rights Exhibit by written notice to the General Partner at the principal offices of the Partnership prior to the effective date of the Series N Forced Conversion.

(g)                                 The definition of the term “Common Unit” contained in the Glossary of Defined Terms of the Agreement is hereby amended to read as follows:

“Common Unit” shall mean Partnership Interests other than Preferred Units, Series A Preferred Units, Series B Preferred Units, Series D Preferred Units, Series N Preferred Units and Series P Preferred Units.

(h)                                 The definition of the term “Partnership Interest” contained in the Glossary of Defined Terms of the Agreement is hereby amended to read as follows:

“Partnership Interest” shall mean an ownership interest of a Partner in the Partnership from time to time, including, as applicable, such Partner’s Common Units, Preferred Units, Series A Preferred Units, Series B Preferred Units, Series D Preferred Units, Series N Preferred Units, Series P Preferred Units and Percentage Interest and such Partner’s Capital Account, and any and all other benefits to which the holder of such Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms of this Agreement.

(i)                                     The definition of the term “Partnership Unit” contained in the Glossary of Defined Terms of the Agreement is hereby amended to read as follows:

“Partnership Unit” shall mean a Common Unit, Preferred Unit, Series A Preferred Unit, Series B Preferred Unit, Series D Preferred Unit, Series N Preferred Unit, or Series P Preferred Unit and shall constitute a fractional, undivided share of the Partnership Interests corresponding to that particular class of Units.

(j)                                     The Glossary of Defined Terms of the Agreement is hereby amended to include the following definitions:

“2005 Amended and Restated WHLP Agreement” shall mean that 2005 Amended and Restated Agreement of Limited Partnership of [New Name, L.P.], dated as of [March 31, 2005], by and among [New Name Properties, Inc.], formerly known as Wilmorite Properties, Inc., a Delaware corporation, as the general partner of [New Name, L.P.], formerly known as Wilmorite Holdings, L.P., a Delaware limited partnership, and persons who have executed such agreement as limited partners and whose names and addresses are set forth on an exhibit thereto.

“Conversion Window” shall mean the thirty (30) day period following the seventh (7th) anniversary of the effective date of the 2005 Amended and Restated WHLP Agreement.

“Series N Cash Purchase Price” is defined in the Series N Redemption Rights Exhibit.

“Series N Computation Date” is defined in the Series N Redemption Rights Exhibit.

“Series N Conversion Factor” is defined in the Series N Redemption Rights Exhibit.

“Series N Conversion Notice” is defined in Exhibit B to this [Tenth] Amendment to this Agreement.

“Series N Conversion Ratio” is defined in Exhibit B to this [Tenth] Amendment to this Agreement.

“Series N Election Notice” is defined in the Series N Redemption Rights Exhibit.

“Series N Exercise Notice” is defined in the Series N Redemption Rights Exhibit.

“Series N Exercising Partner” is defined in the Series N Redemption Rights Exhibit.

“Series N Forced Conversion” is defined in Section 9.3 of this [Tenth] Amendment to this Agreement.

“Series N Offered Interests” is defined in the Series N Redemption Rights Exhibit.

“Series N Preferred Return” is defined in Exhibit B to this [Tenth] Amendment to this Agreement.

“Series N Preferred Units” shall mean the Partnership Units issued pursuant to Section 2.2(f) of this Agreement, the terms of which are set forth in Exhibit B to this [Tenth] Amendment to this Agreement.

“Series N Prorated Amount” is defined in Exhibit B to this [Tenth] Amendment to this Agreement.

“Series N Purchase Price” is defined in the Series N Redemption Rights Exhibit.

“Series N Redemption Partner” means a Limited Partner other than the Company holding Series N Preferred Units.

“Series N Redemption Rights Exhibit” shall mean Exhibit D to this [Tenth] Amendment to this Agreement.

“Series N Share Purchase Price” is defined in the Series N Redemption Rights Exhibit.

“Series P Cash Purchase Price” is defined in the Series P Redemption Rights Exhibit.

“Series P Computation Date” is defined in the Series P Redemption Rights Exhibit.

“Series P Conversion Factor” is defined in the Series P Redemption Rights Exhibit.

“Series P Conversion Notice” is defined in Exhibit C to this [Tenth] Amendment to this Agreement.

“Series P Conversion Ratio” is defined in Exhibit C to this [Tenth] Amendment to this Agreement.

“Series P Election Notice” is defined in the Series P Redemption Rights Exhibit.

“Series P Exercise Notice” is defined in the Series P Redemption Rights Exhibit.

“Series P Exercising Partner” is defined in the Series P Redemption Rights Exhibit.

“Series P Offered Interests” is defined in the Series P Redemption Rights Exhibit.

“Series P Preferred Return” is defined in Exhibit C to this [Tenth] Amendment to this Agreement.

“Series P Preferred Units” shall mean the Partnership Units issued pursuant to Section 2.2(g) of this Agreement, the terms of which are set forth in Exhibit C to this [Tenth] Amendment to this Agreement.

“Series P Prorated Amount” is defined in Exhibit C to this [Tenth] Amendment to this Agreement.

“Series P Purchase Price” is defined in the Series P Redemption Rights Exhibit.

“Series P Redemption Partner” means a Limited Partner other than the Company holding Series P Preferred Units.

“Series P Redemption Rights Exhibit” shall mean Exhibit E to this [Tenth] Amendment to this Agreement.

“Series P Share Purchase Price” is defined in the Series P Redemption Rights Exhibit.

“Special Cash Purchase Price” is defined in the Special Redemption Rights Exhibit.

“Special Computation Date” is defined in the Special Redemption Rights Exhibit.

“Special Election Notice” is defined in the Special Redemption Rights Exhibit.

“Special Exercise Notice” is defined in the Special Redemption Rights Exhibit.

“Special Exercising Partner” is defined in the Special Redemption Rights Exhibit.

“Special Offered Interests” is defined in the Special Redemption Rights Exhibit.

“Special Purchase Price” is defined in the Special Redemption Rights Exhibit.

“Special Redemption Partner” is defined in Section 9.1(f) of this [Tenth] Amendment to this Agreement.

“Special Redemption Rights” is defined in Section 9.1(f) of this [Tenth] Amendment to this Agreement.

“Special Redemption Rights Exhibit” shall mean Exhibit F to this [Tenth] Amendment to this Agreement.

“Special Share Purchase Price” is defined in the Special Redemption Rights Exhibit.

“Special Unit Purchase Price” is defined in the Special Redemption Rights Exhibit.

“Total Special Redemption” is defined in the Special Redemption Rights Exhibit.

“WHLP” shall mean [New Name, L.P.], formerly known as Wilmorite Holdings, L.P., a Delaware limited partnership.

“WHLP Contribution Date” shall mean any date on which a call or put right has been exercised pursuant to Section 8.10 of the 2005 Amended and Restated WHLP Agreement.

“WHLP Nonparticipating CPU” shall mean a Class A Preferred Unit in WHLP for which a Participating Election Right (as defined in the 2005 Amended and Restated WHLP Agreement) is not available.

“WHLP Participating CPU” shall mean a Class A Preferred Unit in WHLP for which a Participating Election Right (as defined in the 2005 Amended and Restated WHLP Agreement) is available.

(k)                                  Sections 2.1 and 2.2 of Exhibit A to the Agreement (Allocations Exhibit) are hereby amended to read as follows:

2.1                                 Net Income.  After giving effect to the special allocations set forth in Article 3 of this Allocations Exhibit, Net Income for any fiscal year or other applicable period shall be allocated in the following order and priority:

(a)                                  First, to the Partners, until the cumulative Net Income allocated pursuant to this subparagraph 2.1(a) for the current and all prior periods equals the cumulative Net Loss allocated pursuant to subparagraphs 2.2(d) and (e) hereof for all prior periods, which allocation shall be made among such Partners in the reverse order that such Net Loss was allocated to them (and, in the event of a shift of a Partner’s interest in the Partnership, to the Partners in a manner that most equitably reflects the successors in interest of such Partners);

(b)                                 Second, to the General Partner in respect of its Preferred Units, until the cumulative Net Income allocated pursuant to this subparagraph 2.1(b) for the current and all prior periods equals the cumulative Net Loss allocated in respect of such Preferred Units pursuant to Subparagraph 2.2(c) hereof for all prior periods;

(c)                                  Third, to the General Partner in respect of its Preferred Units, until the cumulative Net Income allocated pursuant to this subparagraph 2.1(c) for the current and all prior periods equals the cumulative Preferred Return, if any, on the Preferred Units;

(d)                                 Fourth, to the General Partner in respect of its Series A Preferred Units and Series B Preferred Units, and the holders of the Series D Preferred Units, the Series N Preferred Units, and the Series P Preferred Units, pro rata to such units, until the cumulative Net Income allocated pursuant to this subparagraph 2.1(d) for the current and all prior periods equals the cumulative Net Loss allocated pursuant to Subparagraph 2.2(b) hereof for all prior periods;

(e)                                  Fifth, to the General Partner in respect of its Series A Preferred Units and Series B Preferred Units, and to the holders of the Series D Preferred Units, the Series N Preferred Units, and the Series P Preferred Units, pro rata to such units, until the cumulative Net Income allocated pursuant to this subparagraph 2.1(e) equals the cumulative Series A Preferred Return on the Series A Preferred Units, the cumulative Series B Preferred Return on the Series B Preferred Units, the cumulative Series D Preferred Return on the Series D Preferred Units, the cumulative Series N Preferred Return on the Series N Preferred Units, and the cumulative Series P Preferred Return on the Series P Preferred Units, respectively; and

(f)                                    Thereafter, the balance of the Net Income, if any, shall be allocated to the Partners holding Common Units in accordance with their respective Percentage Interests.

2.2                                 Net Loss.  After giving effect to the special allocations set forth in Article 3 of this Allocations Exhibit, Net Loss of the Partnership for each fiscal year or other applicable period shall be allocated as follows:

(a)                                  To the Partners holding Common Units in accordance with their respective Common Units until the Sub-Capital Accounts attributable to such Common Units are all reduced to zero (determined after all capital contributions, distributions, and special allocations under Article III of this Allocations Exhibit allocable to the Partner for the Fiscal Year have been reflected in the Partner’s Sub-Capital Account);

(b)                                 Second, to the General Partner in respect of its Series A Preferred Units and Series B Preferred Units, and to the holders of the Series D Preferred Units, the Series N Preferred Units, and the Series P Preferred Units in respect to their Series D Preferred Units, Series N Preferred Units, and Series P Preferred Units, pro rata to such units, until their Sub-Capital Accounts attributable to such units are reduced to zero;

(c)                                  Third, to the General Partner in respect of its Preferred Units, until its Sub-Capital Account attributable to such Preferred Units, if any, is reduced to zero;

(d)                                 Thereafter, to the Partners holding Common Units in accordance with their respective Percentage Interests; and

(e)                                  Notwithstanding the preceding provisions of this Section 2.2, to the extent any Net Losses allocated to a Partner under this Section 2.2 would cause such Partner (hereinafter, a “Restricted Partner”) to have an Adjusted Capital Account Deficit at the end of the fiscal year to which such Losses related, such Losses shall not be allocated to such Restricted Partners and instead shall be allocated to the other Partner(s) (herein, the “Permitted Partners”) pro rata in accordance with this Section 2.2 (ignoring for this purpose such Restricted Partners).

2.                                       Lock-up Period.  Each new Limited Partner executing this Amendment agrees not to exercise any Redemption Rights with respect to any Common Units, Series N Preferred Units, or Series P Preferred Units under Article IX of the Agreement (as amended by this Amendment) prior to the first anniversary of the applicable WHLP Contribution Date for such Units (the “Lock-up Period”); provided that, after the death of any such Limited Partner, the fiduciary or other authorized representative of such Limited Partner’s estate shall be entitled to deliver a Series N Exercise Notice or a Series P Exercise Notice, as applicable, to the General Partner during the Lock-up Period with respect to the Redemption Rights of such deceased Limited Partner.  For the sake of clarity, the Lock-up Period shall not prevent the exercise of the Series N Forced Conversion Right or the Special Redemption Rights.

3.                                       Defined Terms and Recitals.  As used in this Amendment, capitalized terms used and defined in this Amendment shall have the meaning assigned to them in this Amendment, and capitalized terms used in this Amendment but not defined herein, shall have the meaning assigned to them in the Agreement.

4.                                       Ratification and Confirmation.  Except to the extent specifically amended by this Amendment, the terms and provisions of the Agreement, as previously amended, are hereby ratified and confirmed.

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IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the date first above mentioned.

GENERAL PARTNER:

THE MACERICH COMPANY

By:
Richard A. Bayer
Executive Vice President,
General Counsel and Secretary

NEW LIMITED PARTNERS: